Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 10 TO CREDIT AGREEMENT

This AMENDMENT NO. 10 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 31, 2008 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself as a Lender and as Agent for the Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 4.1(a). Section 4.1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) as soon as available, but not later than (i) ninety (90) days after the end of fiscal year ended December 31, 2006, (ii) one hundred and ten (110) days after the end of fiscal year ended December 31, 2007 and (iii) ninety (90) days after the end of each fiscal year thereafter, a copy of the audited consolidated balance sheets of ITG and each of its Subsidiaries (including the Excluded Subsidiaries) as at the end of such year and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the unqualified opinion (as to going concern and scope of audit) of any “Big Four” or other nationally recognized independent public accounting firm reasonably acceptable to the Agent which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years; and”

2 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

3 Conditions to Effectiveness. This Amendment shall be effective on the date (the “Effective Date”) when this Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders.

4 Miscellaneous.

4.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, in the event that the Effective Date falls on or after March 30, 2008 but on or prior to April 19, 2008, the amendment to Section 4.1(a) of the Credit Agreement set forth in this Amendment shall (upon effectiveness of this Amendment in accordance with Section 3 above) constitute a waiver of any Default or Event of Default under Section 4.1(a) of the Credit Agreement for the failure to deliver the year-end audited financial statements (and related deliveries required by Section 4.1(a)) for the fiscal year ended December 31, 2007 on or prior to the date required to be delivered thereunder; provided, however, that Borrower Representative delivers to Agent the year-end audited financial statements (and related deliveries required by Section 4.1(a)) for the fiscal year ended December 31, 2007 on or prior to April 19, 2008.

(c) Each Credit Party acknowledges and agrees that the amendments and waivers set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of

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Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

4.2 Counterparts and Signatures by Fax. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

4.3 Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

4.4 Loan Document. This Amendment shall constitute a Loan Document.

4.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.

BURLINGTON INDUSTRIES LLC

CONE JACQUARDS LLC

CONE DENIM LLC

CARLISLE FINISHING LLC

AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL, INC.

SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/ Gary L. Smith
Name: Title:	Gary L. Smith Executive Vice President and Chief Financial Officer of each of the entities listed above

[Signature Page to Amendment No. 10 to Credit Agreement]

ITG AUTOMOTIVE SAFETY UK LIMITED

By:	/s/
Name: Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.

BURLINGTON APPAREL SERVICES COMPANY

BURLINGTON INDUSTRIES V, LLC

BWW CT, INC.

CLIFFSIDE DENIM LLC

CONE ADMINISTRATIVE AND SALES LLC

CONE INTERNATIONAL HOLDINGS II, INC.

INTERNATIONAL TEXTILE GROUP
    ACQUISITION GROUP LLC

BI PROPERTIES I, INC.

BURLINGTON INTERNATIONAL SERVICES
    COMPANY

BURLINGTON INDUSTRIES IV, LLC

BURLINGTON WORLDWIDE INC.

BILLC ACQUISITION LLC

CONE DENIM WHITE OAK LLC

CONE INTERNATIONAL HOLDINGS, INC.

CONE ACQUISITION LLC

WLR CONE MILLS IP, INC.

ASCI HOLDINGS GERMANY (DE), INC.

ASCI HOLDINGS ASIA PACIFIC (DE), LLC

ASCI HOLDINGS EUROPE, INC.

ASCI HOLDINGS MEXICO (DE), INC

By:	/s/ Gary L. Smith
Name: Title:	Gary L. Smith Executive Vice President and Chief Financial Officer of each of the entities listed above

VALENTEC WELLS, LLC

By:	/s/ Neil Koonce
Name: Title:	Neil Koonce Sole Manager
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL GMBH & CO. KG

[Signature Page to Amendment No. 10 to Credit Agreement]

By:	/s/
Name: Title:
AUTOMOTIVE SAFETY COMPONENTS INTERNATIONAL VERWALTUNGS GMBH

By:	/s/
Name: Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 10 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/
Name: Title:	Director

By:	/s/
Name: Title:	Director

[Signature Page to Amendment No. 10 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

BANK OF AMERICA, NA, as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 10 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/
Name: Title:

[Signature Page to Amendment No. 10 to Credit Agreement]